                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the use of our report, dated February 12, 1999, relating to the consolidated financial statements of Douglas Federal Bank, FSB and subsidiary for the two years ended December 31, 1998, included in this Amendment No. 2 to the Registration Statement on Form SB-2. We also consent to the reference to our Firm under the caption "Experts" in the Prospectus.

                                          /s/ Mauldin & Jenkins, LLC

Atlanta, Georgia
May 11, 1999